UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 25, 2017

STAPLES, INC.

(Exact name of registrant as specified in charter)

Delaware	0-17586	04-2896127
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five Hundred Staples Drive, Framingham, MA	01702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 508-253-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                          ☐

Item 8.01.  Other Events.

As previously disclosed, (i) on June 28, 2017, Staples, Inc. (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Arch Parent Inc. (“Parent”) and Arch Merger Sub Inc., a wholly owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into the Company, with the Company surviving the merger as a wholly-owned subsidiary of Parent (the “Merger”), (ii) Parent and Merger Sub are beneficially owned by funds managed by Sycamore Partners Management, L.P. (“Sycamore”), (iii) on August 4, 2017 a purported class action lawsuit relating to the Merger, captioned Raymond Haag v. Staples, Inc. et al., Civil Action No. 1:17-cv-11447, was filed against the Company, each of its directors, Sycamore, Merger Sub and Parent in the United States District Court for the District of Massachusetts (the “Massachusetts Federal Court”), (iv) on August 8, 2017 a second purported class action lawsuit relating to the Merger, captioned Stephen Bushansky v. Staples, Inc. et al., Civil Action No. 1:17-cv-11464, was filed against the Company and each of its directors in the Massachusetts Federal Court, (v) also on August 8, 2017 a third purported class action lawsuit relating to the Merger, captioned Michael Huntley v. Staples, Inc. et al., Civil Action No. 1:17-cv-11467, was filed against the Company and each of its directors in the Massachusetts Federal Court and (vi) on August 10, 2017 a fourth purported class action lawsuit relating to the Merger, captioned Leif Haugen v. Staples, Inc. et al., Civil Action No. 1:17-cv-11480, was filed against the Company and each of its directors in the Massachusetts Federal Court.  The actions referenced in clauses (iii) through (vi) above are referred to collectively as the “Federal Actions.”  Each of the Federal Actions alleges violations of Sections 14(a) and 20(a) of the Securities Exchange Act of 1934 and Rule 14a-9 promulgated thereunder against the applicable defendants for allegedly disseminating a false or materially incomplete and misleading proxy statement in connection with the Merger.  The plaintiffs in each Federal Action seek various forms of injunctive and declaratory relief, as well an award of costs and attorneys’ fees.

On August 25, 2017, the Company and the plaintiffs in the Federal Actions entered into a memorandum of understanding in which the plaintiffs in the Federal Actions agreed to dismiss their individual claims with prejudice, and to dismiss claims asserted on behalf of the putative class without prejudice, in return for the Company’s agreement to make the supplemental disclosures set forth herein.

The Company believes that no further supplemental disclosure is required under applicable laws and that the definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on August 3, 2017 (the “Proxy Statement”) disclosed all material information required to be disclosed therein.  However, to avoid the risk of the Federal Actions delaying or adversely affecting the Merger and to minimize the expense of defending such actions, it has agreed, pursuant to the terms of the memorandum of understanding, to make certain supplemental disclosures related to the proposed Merger, all of which are set forth below and which should be read in conjunction with the Proxy Statement.

The memorandum of understanding will not affect the amount of the merger consideration that the Company’s stockholders are entitled to receive in the Merger or the timing of the special meeting of the Company’s stockholders, scheduled for September 6, 2017, to, among other things, consider and vote upon a proposal to approve the Merger Agreement.

SUPPLEMENT TO PROXY STATEMENT

In connection with the settlement of the shareholder suits as described in this Form 8-K, the Company has agreed to make the following supplemental disclosures to the Proxy Statement. This supplemental information should be read in conjunction with the Proxy Statement, which should be read in its entirety. Defined terms used but not defined herein have the meanings set forth in the Proxy Statement.

1.              The section of the Proxy Statement titled “The Merger—Reasons for the Merger; Recommendation of the Board” is hereby supplemented by amending and restating the carryover bullet that begins at the bottom of page 52 and ends at the top of page 53 (such bullet beginning with “the fact that there were restrictions on the ability of Sycamore…”) to read as follows:

•                  the fact that Sycamore’s May 22 non-binding proposal included the statement that: “Our strategy is to partner with management teams to build sustainable, long-term value. We pride ourselves on forming lasting partnerships with management and we have established a strong track record of partnering with teams to grow revenue and EBITDA.”  While the Board and management, based on this stated strategy, assumed that Sycamore may seek to retain some or all of the Company’s management team post-closing, there were restrictions, prior to signing and closing the merger, on the ability of Sycamore and the Company’s management to enter into any discussions or arrangements regarding the terms of the Company’s management’s employment following the closing, including equity incentives, without the Board’s consent, and the Committee notified management of such restrictions in writing.  No post-closing employment or compensation arrangements for the Company’s management have been agreed to or discussed as of the date of this proxy statement, and Sycamore and Parent have stated that they do not plan to enter into or discuss any such employment or compensation arrangements or agreements prior to the special meeting; and

2.              The section of the Proxy Statement entitled “The Merger—Opinion of the Company’s Financial Advisors—Summary of Financial Analyses” is hereby supplemented as follows:

A.             by amending and restating the penultimate paragraph on page 63 (such paragraph beginning with “Based on this analysis …”) to read as follows:

Based on this analysis and their professional judgment and experience, including with respect to the selected comparable transactions involving a target company with a business mix that the financial advisors deemed similar to the Company for purposes of their analysis, the financial advisors derived a reference range of EV/LTM EBITDA multiple of 5.0x to 7.0x and applied this range to the Company’s projected estimated LTM EBITDA for 2017 as reflected in the Forecasts.

B.             by amending and restating the last paragraph on page 64 (such paragraph beginning with “Barclays calculated a range…”) to read as follows:

Barclays calculated a range of implied values per share of the Company common stock using the estimated future unlevered free cash flows reflected in the Forecasts for the fiscal years 2017 through 2021 and a terminal value for the Company as of the end of fiscal year 2021, derived by applying a range of EV / LTM multiples of 4.5x to 6.5x, selected based on, among other factors, Barclays’ analysis of the EV / LTM multiples for each the selected publicly traded comparable companies Barclays reviewed for purposes of its selected comparable trading analysis, described under ‘‘The Merger—Opinions of the Company’s Financial Advisors—Summary of Financial Analyses’’ beginning on page 61, and Barclays’ professional judgment and experience, to the terminal year estimate of LTM EBITDA of $1.318 billion, as reflected in the Forecasts. To calculate an implied enterprise value for the Company, the unlevered free cash flows and  the terminal value range of $5.390 billion to $8.566 billion were discounted to the end of fiscal year 2016 using a range of discount rates from 8.91% and 10.21%, which range of discount rates was calculated based on Barclays’ professional judgment and experience and an analysis of the weighted average cost of capital of the Company, which was calculated using a range of the cost of equity of 9.88% to 11.40% derived by application of the Capital Asset Pricing Model and a cost of debt of 3.24%.  Barclays then adjusted the total implied enterprise value ranges by the Company’s total debt, non-controlling interest and cash and cash equivalents based on the consolidated balance sheet of the Company as of April 29, 2017 and divided the resulting implied total equity value ranges by the Company’s fully diluted shares outstanding (calculated using the treasury stock method), all as provided by the Company management. This analysis indicated an implied per share reference range for the Company common stock of $9.38 — $12.40.

C.            by amending and restating the first paragraph on page 65 (such paragraph beginning with “Morgan Stanley calculated a range…”) to read as follows:

Morgan Stanley calculated a range of implied values per share of the Company common stock using the estimated future unlevered free cash flows reflected in the Forecasts for the fiscal years 2017 through 2021 and a terminal value for the Company as of the end of fiscal year 2021, derived by applying a range of EV / LTM multiples of 4.5x to 6.5x, selected based on, among other factors, Morgan Stanley’s analysis of the EV / LTM multiples for each the selected publicly traded comparable companies Morgan Stanley reviewed for purposes of its selected comparable trading analysis, described under ‘‘The Merger—Opinions of the Company’s Financial Advisors—Summary of Financial Analyses’’ beginning on page 61, and Morgan Stanley’s professional judgment, to the terminal year estimate of LTM EBITDA of $1.318 billion, as reflected in the Forecasts. To calculate an implied enterprise value for the Company, the unlevered free cash flows and the terminal value  range of $5.390 billion to $8.566 billion were discounted to end of fiscal year 2016 using a range of discount rates from 8.1% to 9.8%, which range of discount rates was calculated based on Morgan Stanley’s professional judgment and experience and an analysis of the weighted average cost of capital of the Company, which was calculated using a range of the cost of equity of 9.1% to 11.1% derived by application of the Capital Asset Pricing Model and a cost of debt of 2.3%.  Morgan Stanley then adjusted the total implied enterprise value ranges by the Company’s total debt, non-controlling interest and cash and cash equivalents based on the consolidated balance sheet of the Company as of April 29, 2017 and divided the resulting implied total equity value ranges by the fully diluted shares of the Company common stock outstanding (calculated using the treasury stock method), all as provided by the Company management. This analysis indicated an implied per share reference range for the Company common stock of $9.52 — $12.79.

D.            by amending and restating the third paragraph on page 65 (such paragraph beginning with “The financial advisors performed a hypothetical leveraged buyout analysis…”) to read as follows:

The financial advisors performed a hypothetical leveraged buyout analysis to determine the prices at which a financial sponsor might effect a leveraged buyout of the Company. In preparing this analysis, the financial advisors utilized the projections set forth in the Forecasts. The financial advisors assumed (1) a transaction date of January 28, 2017 based on the consolidated balance sheet of the Company as of April 29, 2017, (2) debt financing and transaction expenses based on prevailing market terms at the time of their analysis, (3)  a subsequent exit transaction by the financial sponsor at the end of fiscal year 2021, (4) a multiple of 4.00x of total debt (consisting of debt financing which includes (A) a first lien loan in an aggregate principal amount equal to 1.7x of the Company’s estimated 2017 adjusted EBITDA (as set forth in the Forecasts and as adjusted with the consent of the Company to exclude the cost of stock-based compensation, the “Adjusted 2017E EBITDA”), (B) a senior secured asset based revolving credit facility in an aggregate principal amount equal to  0.8x of Adjusted 2017E EBITDA (such aggregate principal amount reflecting the funding of $900 million of the senior secured asset based revolving credit facility being funded at the closing of the hypothetical leverage buyout of the Company), (C) new senior notes in an aggregate principal amount equal to 1.1x of Adjusted 2017E EBITDA, and (D) a rollover of the 2023 Notes in an aggregate principal amount equal to 0.4x of Adjusted 2017E EBITDA), (5) a range from 4.5x to 6.5x of EV to 2021 EBITDA exit multiples and (6) target ranges of annualized internal rates of return for the financial sponsor of 20.0% to 25.0%. The financial advisors selected the leverage multiple, transaction expenses, financing terms, exit multiples and target internal rates of return based upon the application of their professional judgment and experience and taking into consideration, among other things, current market conditions at the time of their analysis and the Company’s potential debt capacity.  This analysis indicated an implied per share reference range for the Company common stock, rounded to the nearest $0.05, of $8.20 — $10.35.

3.              The section of the Proxy Statement titled “The Merger—Company Financial Forecasts; Other Company Information—Non-GAAP Reconciliation” is hereby supplemented as follows:

Non-GAAP Reconciliation

On pages 71-72 of the Proxy Statement, the Company provides reconciliations of certain financial forecasts to forecasted EBIT.  The Company has not presented in the Proxy Statement a reconciliation of these non-GAAP financial measures to GAAP net income because the Company’s financial forecasts did not include GAAP net income and because the Company has not forecast certain non-recurring expenses, such as impairment charges, losses on the sale of property and equipment, and selling, general and administrative expenses related to strategic initiatives, or other items that would be required for a calculation of GAAP net income.  Accordingly, the Company believes that the preparation at this time of a forecast of GAAP net income would not be practicable and that a reconciliation to GAAP net income is not, in any event, necessary for stockholders to understand the financial forecasts presented in the Proxy Statement.

4.              The section of the Proxy Statement titled “The Merger—Company Financial Forecasts; Other Company Information—Other Company Information” is hereby supplemented by inserting the following paragraph immediately prior to the heading “Financing of the Merger” on page 74:

The Company’s management also provided to Barclays and Morgan Stanley certain historical financial information for use in connection with their financial analyses, including the following information based on the consolidated balance sheet of the Company as of April 29, 2017: (i) total debt (which consists of the principal amount of the 2018 Notes and 2023 Notes, and $51 million of capital leases) of $1,051 million, (ii) non-controlling interests of $8 million and (iii) cash and cash equivalents of $1,290 million. The historical financing information provided by the Company’s management also included 668.6 million outstanding shares of Company common stock outstanding as of June 26, 2017, calculated by the Company’s management using the treasury stock method.

5.              The section of the Proxy Statement titled “The Merger—Interests of Certain Persons in the Merger” is hereby supplemented by amending and restating the last sentence in the penultimate paragraph on page 80 (such paragraph beginning with “The exception to the above-described treatment…”) to read as follows:

However, no agreement or arrangement has been entered into or discussed in this regard and Sycamore and Parent have stated that they do not plan to enter into or discuss any such agreements or arrangements prior to the special meeting.

Additional Information and Where to Find It

This document may be deemed solicitation material in respect of the proposed acquisition of the Company by Parent.  The Company filed a definitive proxy statement with the SEC in connection with the transaction (the “Proxy Statement”), including a form of proxy card, on August 3, 2017. The Proxy Statement and form of proxy card have been mailed to the Company’s stockholders. This document does not constitute a solicitation of any vote or approval.  The Proxy Statement contains important information about Parent, the Company, the Merger and related matters. Investors and security holders are urged to read the Proxy Statement carefully.

Investors and security holders can obtain free copies of the Proxy Statement and other documents filed with the SEC by Parent and the Company through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders can obtain free copies of the Proxy Statement from the Company by contacting Staples Investor Relations department at investor@staples.com.  In addition, the proxy statement and our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934 are available free of charge through our website at investor.staples.com as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

The Company, and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the transactions contemplated by the Merger Agreement. Information regarding the Company’s directors and executive officers, including their ownership of the Company’s securities, is contained in the Company’s Annual Report on Form 10-K for the year ended January 28, 2017 and its proxy statement dated April 20, 2017, and in the Proxy Statement dated August 3, 2017, each of which is filed with the SEC.  Investors and security holders may obtain additional information regarding the direct and indirect interests of the Company and its directors and executive officers in the proposed transaction by reading the Proxy Statement and other public filings referred to above.

Safe Harbor for Forward-Looking Statements

Statements in this document regarding the proposed transaction between Parent and the Company, Parent’s proposed financing, the expected timetable for completing the transaction and any other statements about Parent and the Company managements’ future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” estimates and similar expressions) should also be considered to be forward looking statements, although not all forward-looking statements contain these identifying words.  Readers should not place undue reliance on these forward-looking statements. The Company’s actual results may differ materially from such forward-looking statements as a result of numerous factors, some of which the Company may not be able to predict and may not be within the Company’s control.  Factors that could cause such differences include, but are not limited to, (i) the risk that the proposed Merger may not be completed in a timely manner, or at all, which may adversely affect the Company’s business and the price of its common stock, (ii) the failure to satisfy all of the closing conditions of the proposed Merger, including the adoption of the Merger Agreement by the Company’s stockholders and the receipt of certain governmental and regulatory approvals in the U.S. and in foreign jurisdictions, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (iv) the effect of the announcement or pendency of the proposed Merger on the Company’s business, operating results, and relationships with customers, suppliers, competitors and others, (v) risks that the proposed Merger may disrupt the Company’s current plans and business operations, (vi) potential difficulties retaining employees as a result of the proposed Merger, (vii) risks related to the diverting of management’s attention from the Company’s ongoing business operations, and (viii) the outcome of any legal proceedings instituted against the Company related to the Merger Agreement or the proposed Merger. There are a number of important, additional factors that could cause actual results or events to differ materially from those indicated by such forward looking statements, including the factors described in the Company’s Annual Report on Form 10-K for the year ended January 28, 2017 and its most recent quarterly report filed with the SEC. The Company disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:August 25, 2017	Staples, Inc.

	By:	/s/ Michael T. Williams
Michael T. Williams
Executive Vice President,
Chief Legal Officer and Secretary